Note 9 - Intangible Assets	12 Months Ended
Jan. 31, 2014
Disclosure Text Block [Abstract]
Intangible Assets Disclosure [Text Block]
Note 9 - Intangible Assets

	January 31, 2014	January 31, 2013
Cost
Customer agreements and relationships	81,951	51,820
Non-compete covenants	1,884	1,867
Existing technology	76,442	66,296
Trade names	4,093	4,164
	164,370	124,147
Accumulated amortization
Customer agreements and relationships	32,101	25,936
Non-compete covenants	1,432	1,235
Existing technology	32,796	22,402
Trade names	3,392	3,277
	69,721	52,850
	94,649	71,297

Intangible assets related to our acquisitions are recorded at their fair value at the acquisition date. During 2014, additions to intangible assets primarily consisted of the acquisitions of Impatex, Compudata and KSD, described in Note 4 to these consolidated financial statements. The balance of the change in intangible assets is due to foreign currency translation.

Intangible assets with a finite life are amortized into income over their useful lives. Amortization expense for existing intangible assets is expected to be $94.6 million over the following periods: $18.3 million for 2015, $15.7 million for 2016, $14.1 million for 2017, $10.0 million for 2018, $8.8 million for 2019, $8.5 million for 2020 and $19.2 million thereafter. Expected future amortization expense is subject to fluctuations in foreign exchange rates.